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                                                                    EXHIBIT 10.6

                                    WARRANT

                           TO PURCHASE COMMON STOCK OF

                                 NAVISITE, INC.

                                             Warrant No. 2
                                             Original Issue Date: April 11, 2006

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT OR (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT.

                                                                   Warrant No. 2

                                     WARRANT

      TO PURCHASE 878,733 SHARES (SUBJECT TO ADJUSTMENT) OF COMMON STOCK OF
                                 NAVISITE, INC.

          THIS IS TO CERTIFY THAT SPCP Group III LLC, a Delaware limited liability corporation ("Silver Point"), or its registered assigns, is entitled, at any time prior to the Expiration Date to purchase from NaviSite, Inc., a Delaware corporation (the "Company"), 878,733 shares (subject to adjustment as provided herein) of the common stock, par value $0.01 per share, of the Company at a purchase price of $0.01 per share (the initial "Exercise Price", subject to adjustment as provided herein).

          This Warrant was issued in connection with that certain Credit and Guaranty Agreement, dated as of the date hereof, by and among the Company, the Guarantors party thereto, the Lenders from time to time party thereto, and Silver Point, as Administrative Agent for the Lenders (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), and is subject to the terms thereof.

1.   DEFINITIONS

          As used in this Warrant, the following terms have the respective meanings set forth below:

          "Affiliate" of, or a Person "Affiliated" with, a specified Person means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 5% or more of the Securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding anything to the

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contrary herein, in no event shall any Agent or Lender be considered an
"Affiliate" of any Credit Party.

          "Affiliate Transaction" shall have the meaning assigned to it in
Section 5.4 hereof.

          "Agreed Rate" means the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate.

          "Appraisal Procedure" means the following procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Market Value" or the fair market value, as to any other property (in either case, the "Valuation Amount"). The Valuation Amount shall be determined in good faith jointly by the Company and the Holder; provided, however, that if such parties are not able to agree on the Valuation Amount within a reasonable period of time (not to exceed twenty (20) Business Days), the Valuation Amount shall be determined by an investment banking firm of national reputation, which firm shall be reasonably acceptable to the Company and the Holder. If the Company and the Holder are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Company and the Holder, of not more than six investment banking firms of national reputation in the United States, of which no more than three may be named by the Company and no more than three may be named by the Holder. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Company and the Holder shall submit their respective valuations and other relevant data to the investment banking firm, and the investment banking firm shall, within thirty days of its appointment, make its own determination of the Valuation Amount. The determination of the final Valuation Amount by such investment banking firm shall be final and binding upon the parties. The Company shall pay all of the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the Valuation Amount. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and Affiliates.

          "Board Observer" shall have the meaning assigned to it in Section 9.3 hereof.

          "Business Day" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.


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          "Common Stock" means the common stock, par value $0.01 per share, of the Company as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include
(i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.6 hereof.

          "Company" means NaviSite, Inc., a Delaware corporation, and any successor corporation.

          "Conversion Cap" shall have the meaning assigned to it in Section 4.13 hereof.

          "Designated Office" shall have the meaning assigned to it in Section 8 hereof.

          "Dilution Price" shall mean, with respect to each share of Common Stock, $3.50, subject to appropriate adjustment for events described in Sections 4.4, 4.5 and 4.6.

          "Exercise Date" shall have the meaning assigned to it in Section 2.1(a) hereof.

          "Exercise Notice" shall have the meaning assigned to it in Section 2.1(a) hereof.

          "Exercise Price" means, in respect of a share of Warrant Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant, as adjusted from time to time pursuant to Section 4 hereof.

          "Expiration Date" means the 10th anniversary of the Original Issue
Date.

          "Fair Market Value" means, as to any security, the Twenty Day Average of the average closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted on The Nasdaq Capital Market as of 4:00 P.M., New York City time, on such day, or, if on any day such security is not quoted on The Nasdaq Capital Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization (and in each such case excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted on The Nasdaq Capital Market or the domestic over-the-counter market, the "Fair Market Value" of such security shall be the fair market value thereof as determined in accordance with the Appraisal Procedure, using any appropriate valuation method, assuming an arms-length sale to an independent party. "Fair Market Value" means, with respect to property other than securities, the "fair market value" determined in accordance with the Appraisal Procedure. No amount shall be ascribed to "Fair Market Value" with respect to any non-cash consideration other than a security or other property, as contemplated above.


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          "Financial Officer Certification" means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer of Company that such financial statements fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, in each case in conformity with GAAP applied on a consistent basis, subject, in the case of interim financial statements, to changes resulting from normal audit and year end adjustments.

          "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

          "Fiscal Year" means the fiscal year of Company and its Subsidiaries ending on July 31 of each calendar year.

          "GAAP" means United States generally accepted accounting principles consistently applied.

          "Governmental Entity" means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

          "Holder" means (a) with respect to this Warrant, the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose and (b) with respect to any other Warrant or shares of Warrant Stock, the Person in whose name such Warrant or Warrant Stock is registered on the books of the Company maintained for such purpose.

          "Lien" means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing, and (ii) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

          "Original Issue Date" means April 11, 2006, the date on which the Original Warrants were issued by the Company pursuant to the Purchase Agreement.

          "Original Warrants" means the Warrants originally issued by the Company pursuant to the Purchase Agreement.

          "Outstanding" means, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.


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          "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Entity.

          "Purchase Agreement" means the Warrant Purchase Agreement by and between the Company and Silver Point, dated as of April 11, 2006.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Shareholder Approval" means the approval by the shareholders of the Company of the issuance of the Warrant for the purpose of terminating the Conversion Cap.

          "Stock Incentive Plan" shall have the meaning assigned to it in
Section 4.16 hereof.

          "Subsidiary" means any corporation, association, trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the Outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

          "Transfer" means any disposition of any Warrant or Warrant Stock or of any interest therein, which would constitute a "sale" thereof or a transfer of a beneficial interest therein within the meaning of the Securities Act.

          "Twenty Day Average" means, with respect to any prices and in connection with the calculation of Fair Market Value, the average of such prices over the twenty Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value" is being determined.

          "Warrant Price" means an amount equal to (i) the number of shares of Warrant Stock being purchased upon exercise of this Warrant pursuant to Section
2.1 hereof, multiplied by (ii) the Exercise Price.

          "Warrant" means the Original Warrants and all Warrants issued upon transfer, division or combination of, or in substitution for, the Original Warrants, or any other Warrant subsequently issued to the Holder. All Warrants shall at all times be identical as to terms and conditions, except as to the number of shares of Warrant Stock for which they may be exercised and their date of issuance.

          "Warrant Stock" means the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants.

2.   EXERCISE OF WARRANT

          2.1 Manner of Exercise.


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          (a) From and after the Original Issue Date and at any time before 5:00
P.M., New York time, on the Expiration Date, the Holder of this Warrant may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock (subject to adjustment as provided herein) purchasable hereunder. In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at its Designated Office a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice") substantially in the form attached to this Warrant as Annex A, which Exercise Notice shall be irrevocable and specify the number of shares of Warrant Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price. The date on which such delivery and payment shall have taken place being hereinafter sometimes referred to as the "Exercise Date".

          (b) Upon receipt by the Company of such Exercise Notice, surrender of this Warrant and payment of the Warrant Price (in accordance with Section 2.1(c) hereof), the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to compliance with Section 3.3 below, such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Stock shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock for all purposes, as of the Exercise Date.

          (c) Payment of the Warrant Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check or by wire transfer of immediately available funds in the amount of such Warrant Price payable to the order of the Company, (ii) by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Market Value equal to such Warrant Price, (iii) by surrendering to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Market Value equal to such Warrant Price, or (iv) any combination of the foregoing. In the event of any withholding of Warrant Stock or surrender of Common Stock pursuant to clause (ii), (iii) or (iv) above where the number of shares whose Fair Market Value is equal to the Warrant Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section 2.3 hereof. Notwithstanding the foregoing, the Holder will pay an amount per Warrant Share equal to the par value, or such other amount as is necessary to have fully paid and nonassessable shares of the Company, provided that any such election by a Holder shall not relieve the Company of any liability or obligation it may have under this Warrant.


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          (d) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Warrant Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Warrant Stock called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

          (e) All Warrants delivered for exercise shall be canceled by the Company.

          2.2 Payment of Taxes. All shares of Warrant Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all Liens. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

          2.3 Fractional Shares. The Company shall not be required to issue a fractional share of Warrant Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock on the Exercise Date.

3.   TRANSFER, DIVISION AND COMBINATION

          3.1 Compliance with Securities Act. The Holder, by acceptance hereof, agrees to comply in all respects with the provisions of this Section 3.1 and further agrees that this Warrant and the Warrant Stock to be issued upon exercise hereof are being acquired for investment for its own account and that such Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all shares of Warrant Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT OR
     (II) THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT.

In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

          (a) The Holder believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Warrant. The Holder further represents that it has had an opportunity to ask questions and receive answers from the Company


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regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in this Warrant or in the Credit Agreement or the right of the Holder to rely thereon.

          (b) The Holder understands that the securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In addition, the Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          (c) The Holder is an investor that can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Stock. The Holder also represents it has not been organized solely for the purpose of acquiring the Warrant and the Warrant Stock.

          3.2 Transfer. Each new certificate evidencing the Warrant and/or Warrant Stock so transferred shall bear the appropriate restrictive legend set forth in Section 3.1 hereof, except that such certificate shall not bear such restrictive legend, if, in the opinion of counsel for the Company, such legend is not required in order to establish or assist in compliance with any provisions of the Securities Act or any applicable state securities laws. Upon compliance with the provisions of this Section 3.2, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office and compliance with the terms hereof, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes described in Section 2.2 in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled.

          3.3 Mutilation or Loss. Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

          3.4 Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the names


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and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          3.5 Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued hereunder.

          3.6 Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4.   ANTIDILUTION PROVISIONS

          The number of shares of Warrant Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

          4.1 Upon Issuance of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, issue any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities without consideration or for consideration per share less than either (x) the Dilution Price in effect immediately prior to the issuance of such Common Stock or securities or (y) the Fair Market Value per share of the Common Stock immediately prior to such issuance, if such Fair Market Value is greater than the Dilution Price, then such Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

               (i) the Exercise Price in effect immediately prior to the issuance of such Common Stock, options, rights or securities by

               (ii) a fraction of which (x) the numerator shall be the sum of
          (i) the number of shares of Common Stock Outstanding on a fully-diluted basis immediately prior to such issuance and (ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the greater of the Dilution Price in effect immediately prior to such issuance or the Fair Market Value per share of Common Stock and (y) the denominator shall be the number of shares of Common Stock Outstanding on a fully-diluted basis immediately after such issuance.

          4.2 Upon Acquisition of Common Stock. If the Company or any Subsidiary shall, at any time or from time to time after the Original Issue Date, directly or indirectly, redeem, purchase or otherwise acquire any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, for a consideration per share (plus, in the case of such options, rights, or securities, the additional consideration required to be paid to the Company upon exercise,


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conversion or exchange) greater than the Fair Market Value per share of Common
Stock immediately prior to such event, then the Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

               (i) the Exercise Price in effect immediately prior to such event by

               (ii) a fraction of which (x) the denominator shall be the Fair Market Value per share of Common Stock immediately prior to such event and (y) the numerator shall be the result of dividing:

                    (A) (1) the product of (a) the number of shares of Common Stock Outstanding on a fully-diluted basis and (b) the Fair Market Value per share of Common Stock, in each case immediately prior to such event, minus (2) the aggregate consideration paid by the Company in such event (plus, in the case of such options, rights, or convertible or exchangeable securities, the aggregate additional consideration required to be paid to the Company upon exercise, conversion or exchange), by

                    (B) the number of shares of Common Stock Outstanding on a fully-diluted basis immediately after such event.

          4.3 Provisions Applicable to Adjustments. For the purposes of any adjustment of the Exercise Price pursuant to Section 4.1 or 4.2, the following provisions shall be applicable:

               (i) In the case of the issuance of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value of the non-cash consideration.

               (ii) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                    (A) the aggregate maximum number of shares of Common Stock that potentially may be deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock at any time during the term thereof shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraph (i) above), if any, received by the Company upon the issuance


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                         of such options or rights plus the minimum purchase
                         price provided in such options or rights for the Common Stock covered thereby;

                    (B) the aggregate maximum number of shares of Common Stock that potentially may be deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof at any time during the term thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraph (i) above);

                    (C) on any increase in the number of shares or decrease in the effective exercise or conversion price of Common Stock deliverable upon exercise of any such options, rights or securities or conversions of or exchanges of such securities, including any change resulting from the anti-dilution provisions thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                    (D) no further adjustment of the Exercise Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

          4.4 Upon Stock Dividends, Subdivisions or Splits. If, at any time after the Original Issue Date, the number of shares of Common Stock Outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Exercise Price shall be appropriately decreased by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock Outstanding immediately prior to such increase and the denominator of which is the number of shares of Common Stock Outstanding immediately after such increase in Outstanding shares.

          4.5 Upon Combinations or Reverse Stock Splits. If, at any time after the Original Issue Date, the number of shares of Common Stock Outstanding is decreased by a combination or reverse stock split of the Outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination or reverse stock split, the Exercise Price shall be appropriately increased by multiplying the Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock Outstanding immediately prior to such decrease and the denominator of which is the number of shares of Common Stock Outstanding immediately after such decrease in Outstanding shares.

          4.6 Upon Reclassifications, Reorganizations, Consolidations or Mergers. In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another Person (where the Company is not the surviving Person or where there is a change in or distribution with respect to the Common Stock), each Warrant shall after such reorganization, reclassification, consolidation, or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor Person resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers. The Company shall not effect any such reorganization, reclassification, consolidation or merger unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation or merger, shall assume, by written instrument, the obligation to deliver to the Holders of the Warrant such shares of stock, securities or assets, which, in accordance with the foregoing provisions, such Holders shall be entitled to receive upon such conversion.

          4.7 Deferral in Certain Circumstances. In any case in which the provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event (a) issuing to the Holder of any Warrant exercised after such record date and before the occurrence of such event the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustments, and
(b) paying to such Holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 2.3 above; provided, however, that the Company shall deliver to such Holder an appropriate instrument or due bills evidencing such Holder's right to receive such additional shares or such cash.

          4.8 Other Anti-Dilution Provisions. If the Company has issued or issues any securities of the Company to a financial institution, lender, other credit provider, leasing company or other lessor in connection with the provisions of any financing or lending agreements, containing provisions (including, without limitation, any of the terms of pricing, exercise price, anti-dilution and registration rights) which are more favorable than those set forth herein, the Company will make such provisions (or any more favorable portion thereof) available to the Holder and will enter into amendments necessary to confer such rights on the Holder.

          4.9 Voluntary Reduction. The Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock. Whenever the Exercise Price is reduced, the Company shall mail to all Holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

          4.10 Appraisal Procedure. In any case in which the provisions of this
Section 4 shall necessitate that the Appraisal Procedure be utilized for purposes of determining an adjustment to the Exercise Price, the Company may defer until the completion of the Appraisal Procedure and the determination of the adjustment (1) issuing to the Holder of any Warrant exercised after the date of the event that requires the adjustment and before completion of the Appraisal Procedure and the determination of the adjustment, the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such Holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustment and (2) paying to such Holder any amount in cash in lieu of a fractional share of capital stock pursuant to
Section 2.3 above; provided, however, that the Company shall deliver to such Holder an appropriate instrument or due bills evidencing such Holder's right to receive such additional shares or such cash.

          4.11 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Section 4.1, 4.2, 4.4, 4.5 and 4.6, the Holders of the Warrants shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Warrant Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          4.12 Increase of Number of Shares Purchasable. After giving effect to all other provisions in this Article 4, the number of shares purchasable upon exercise of this Warrant shall be increased when the Exercise Price is adjusted to an amount below the then existing par value of the Warrant Shares, including successive adjustments to the Exercise Price to an amount further below the then existing par value. The number of additional shares purchasable upon exercise of this Warrant shall be equal to number obtained by dividing the result of subsection (i) by the result of subsection (ii):

               (i) The number of shares purchasable upon exercise of the Warrants before application of this Section 4.12 times the difference between the then existing par value per Warrant Share minus the adjusted Exercise Price.

               (ii) The difference between the Fair Market Value of the Company's Common Stock on the Exercise Date minus the then existing par value per Warrant Share.

          4.13 Limitation on Shares Purchasable. Unless Shareholder Approval is obtained, in no event shall the number of shares purchasable under the Original Warrants, in the aggregate, exceed 5,728,108 shares of Common Stock (subject to adjustment for any stock split, stock dividend, recapitalization, reverse stock split or other similar event with respect to the Common Stock as provided herein) (the resulting number, the "Conversion Cap"), which is equal to 19.999% of shares of the Common Stock outstanding as of the date of issuance of the Original Warrants. The Conversion Cap limitation shall be applied on a pro rata basis to this Warrant.

          4.14 Form of Warrants. Irrespective of any adjustments of the number of shares purchasable or of the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

          4.15 Changes in Securities. Notwithstanding any provision in this
Section 4 to the contrary and without limitation to any other provision contained in this Section 4, in the event any securities of the Company are amended, modified or otherwise altered by operation of its terms or otherwise in any manner whatsoever (including through the anti-dilution provisions thereof) that results in (i) the reduction of the effective exercise, conversion or exchange price of such securities payable upon the exercise for, or conversion or exchange into, Common Stock or other securities exercisable for, or convertible or exchangeable into, Common Stock and/or (ii) such securities becoming exercisable for, or convertible or exchange into (A) more shares or dollar amount of such securities which are, in turn exercisable for, or convertible or exchangeable into, Common Stock, or (B) more shares of Common Stock, then such amendment, modification or other alteration shall be treated for purposes of Section 4 as if the securities which have been amended, modified or altered have been terminated and new securities have been issued with the amended or modified terms. The Company shall make all necessary adjustments (including successive adjustments if required) to the Exercise Price in accordance with Section 4, but in no event shall the Exercise Price be greater than it was immediately prior to the application of this Section 4.15 to the amendment, modification or alteration in question.

          4.16 Exceptions. Notwithstanding anything to the contrary, Section 4 shall not apply to (i) options to purchase shares of Common Stock granted to employees or directors of the Company or a Subsidiary pursuant to the NaviSite Amended and Restated 2003 Stock Incentive Plan, as amended (attached as Exhibit B to the Purchase Agreement) (the "Stock Incentive Plan") in the ordinary course of business; provided that if such options are granted after the date hereof with an exercise price less than the Fair Market Value at the time of the grant, then Section 4 shall apply with respect to such options; and provided that the provisions contained in this

Section 4 shall apply with respect to options granted pursuant to the Stock Incentive Plan in excess of 2,500,000 shares per fiscal year of the Company, which number shall include options granted to Mr. Arthur Becker or his Affiliates, (ii) the shares of Common Stock issuable upon the exercise of such options, or (iii) the exercise of the warrant issued to Silicon Valley Bank (or an Affiliate) prior to the date hereof. Notwithstanding the foregoing, the applicable adjustment provisions contained in this Section 4 shall apply with respect to options to purchase shares of Common Stock that are granted to Mr. Arthur Becker or his Affiliates after the date of hereof in excess of 250,000 shares per fiscal year of the Company.

          4.17 Notice of Adjustment of Exercise Price. Whenever the Exercise Price is adjusted as herein provided:

               (i) the Company shall compute the adjusted Exercise Price in accordance with this Section 4 and shall prepare a certificate signed by the treasurer or chief financial officer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the Designated Office; and

               (ii) a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the warrant register.

5. NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION; AFFILIATE TRANSACTIONS; NOTICE OF EXPIRATION

          5.1 No Impairment. The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. The Company shall not take any action, enter into any transaction or suffer to exist any event, action or state of facts that would cause the Exercise Price to be adjusted below the then existing par value of Common Stock (unless the Common Stock is changed to capital stock with no par value); provided, however, that nothing herein will prevent the operation of any other provision of this Warrant, including the anti-dilution provisions of Section 4.

          5.2 No Dilution. If any event shall occur as to which the provisions of Section 4 are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrant in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall appoint an investment banking firm of recognized national standing, or any other financial expert that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or material indirect financial interest in the Company or any of its Subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company or any of its Subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 4, necessary to preserve, without dilution, the purchase rights, represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holders of the Warrants and shall make the adjustments described therein.

          5.3 Other Agreements. The Company is not a party to or bound in any manner under, and covenants that it will not enter into at any time after the date hereof, any agreement or contract (whether written or oral) with respect to any of its securities which prevents the Company from complying in any respect with the rights granted by the Company hereunder.

          5.4 Affiliate Transactions. So long as the Holder is entitled to purchase any shares of Common Stock, without the prior written consent or vote of the Holder, the Company shall not, and shall not permit any of its Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its securities, properties or assets to, or purchase any securities, property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company (each, an "Affiliate Transaction"), unless: (i) the Affiliate Transaction is on terms that are no less favorable in the aggregate to the Company or the relevant Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Subsidiary with a person that is not an Affiliate, and (ii) the Company delivers to the Holder, with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $100,000, an officers' certificate certifying that such Affiliate Transaction complies with clause (i) above.

6.   RESERVATION AND AUTHORIZATION OF COMMON STOCK

          6.1 Reservation. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be required for issuance of the Warrant Stock. All shares of Warrant Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens. Before taking any action that would result in an adjustment in the number of shares of Warrant Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction over such action. If any shares of Warrant Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any Governmental Entity under any federal or state law (other than under the

Securities Act or any state securities law) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

          6.2 Corporate Action. Before taking any action that would cause an adjustment reducing the Exercise Price below the then par value (if any) of the shares of Warrant Stock deliverable upon exercise of the Warrant or that would cause the number of shares of Warrant Stock issuable upon exercise of the Warrant to exceed (when taken together with all other Outstanding shares of Common Stock) the number of shares of Common Stock that the Company is authorized to issue, the Company will take any corporate action that, in the opinion of its counsel, is necessary in order that the Company may validly and legally issue the full number of fully paid and nonassessable shares of Warrant Stock issuable upon exercise of the Warrant at such adjusted exercise price.

7.   NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS

          7.1 Notices of Corporate Actions.

          In case:

          (a) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class; or

          (b) the Company shall declare to the holders of its Common Stock any dividend or distribution; or

          (c) of any reclassification of the Common Stock (other than a subdivision or combination of the Outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);

then the Company shall cause to be filed at the Designated Office, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the warrant register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 7.1.

          7.2 Taking of Record. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

          7.3 Closing of Transfer Books. The Company shall not at any time close its stock transfer books or warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

8.   OFFICE OF THE COMPANY

          As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 400 Minuteman Road, Andover, Massachusetts, 01810. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered Holders at least ten
(10) Business Days prior to the effective date of such change.

9.   FINANCIAL AND BUSINESS INFORMATION

          9.1 Financial Statements. At the request of the Holder, which shall remain effective until revoked, the Company shall deliver to the Holder:

               (i) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement and a statement of cash flows for such fiscal year and a balance sheet of the Company as of the end of such year, such year-end financial reports to be prepared in accordance with GAAP and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

               (ii) within forty-five (45) days of the end of each quarter, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month or quarter, as applicable, in reasonable detail;

               (iii) simultaneously with any distribution of any document to the shareholders of the Company generally, any such document so distributed; and

               (iv) so long as the Company or its successor makes periodic filings with the SEC, copies of all reports, statements or other notices immediately upon making such filings.

          9.2 Access. The Company shall permit the Holder reasonable access, upon reasonable advance notice, to the Holder, the Affiliates of the Holder and each of their respective officers, employees, advisors, counsel and other authorized representatives, during normal business hours, to all of the books, records and properties of the Company and its Subsidiaries and all officers and employees of the Company and such Subsidiaries. It shall be a condition to the Company's obligations under this Section 9.2 that the Holder execute and deliver to the Company a confidentiality agreement that is reasonably acceptable to the Company.

          9.3 Board Observation. If requested by any Holder that, together with its Affiliates, owns or has the right to acquire more than 4.5% of the outstanding Common Stock, the Company shall give the Holder all notices of (in the same manner as notice is given to directors), and permit one Person designated by the Holder to attend as observer (the "Board Observer"), all meetings of the Company's Board of Directors and all executive and other committee meetings of the Board of Directors. If requested by the Holder, the Company shall provide to the Board Observer the same information concerning the Company, and access thereto, provided to the members of the Company's Board of Directors and such committees. The reasonable travel expenses incurred by the Board Observer in attending any board or committee meetings shall be reimbursed by the Company to the extent consistent with the Company's then existing policy of reimbursing directors generally for such expenses. It shall be a condition to the Company's obligations under this Section 9.3 that the Board Observer execute and deliver to the Company a confidentiality agreement that is reasonably acceptable to the Company.

10.  DILUTION FEE

          (a) In the event that any dividends are declared or paid or any other distribution is made on or with respect to the Common Stock, the Holder of this Warrant as of the record date established by the Board of Directors for such dividend or distribution on the Common Stock shall be entitled to receive a fee (the "Dilution Fee") in an amount (whether in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends or distribution that such Holder would have received had the Warrant been exercised as of the date immediately prior to the record date for such dividend or distribution, such Dilution Fee to be payable on the same payment date established by the Board of Directors for the payment of such dividend or distribution; provided, however, that if the Company declares and pays a dividend or distribution on the Common Stock consisting in whole or in part of Common Stock, then no such Dilution Fee shall be payable in respect of the Warrant on account of the portion of such dividend or distribution on the Common Stock payable in Common Stock and in lieu thereof the adjustment in Section 4 hereof shall apply. The record date for any such Dilution Fee shall be the record date for the applicable dividend or distribution on the Common Stock, and any such Dilution Fee shall be payable to the Persons in whose name the Warrant is registered at the close of business on the applicable record date.

          (b) No dividend shall be paid or declared on any share of Common Stock (other than dividends payable in Common Stock for which an adjustment was made pursuant to Section 4 hereof), unless the Dilution Fee, payable in the same consideration and manner, is simultaneously paid or provided for, as the case may be, in respect of this Warrant in an amount determined as set forth above. For purposes hereof, the term "dividends" shall include any pro rata distribution by the Company, out of funds of the Company legally available therefor, of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Common Stock, whether or not paid out of capital, surplus or earnings other than liquidation.

          (c) Prior to declaring any dividend or making any distribution on or with respect to shares of Common Stock, the Company shall take all prior corporate action necessary to authorize the issuance of any securities payable as the Dilution Fee in respect of the Warrant.

11.  MISCELLANEOUS

          11.1 No Implied Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          11.2 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or transmitted by facsimile transmission (with immediate telephonic confirmation thereafter), (a) If to the Holder:

                    Silver Point Capital
                    Two Greenwich Plaza
                    Greenwich, CT 06830
                    Attn.: Jennifer Poccia
                    Voice: 203-542-4438
                    Email: jpoccia@silverpointcapital.com
               with a copy to (which shall not constitute notice):

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    333 West Wacker Drive
                    Suite 2100
                    Chicago, IL 60606
                    Attn.: Seth E. Jacobson
                           L. Byron Vance III
                    Voice: 312-407-0700
                    Fax:   312-407-0411

               or   (b) If to the Company:

                    NaviSite, Inc.
                    400 Minuteman Road
                    Andover, MA 01810
                    Attn.: John F. Gavin, Jr.
                           Chief Financial Officer
                    Voice: 978-946-8652
                    Fax:   978-946-7803

               with a copy to (which shall not constitute notice):

                    BRL Law Group LLC
                    31 St. James Avenue, Suite 850
                    Boston, MA 02116
                    Attention: Thomas B. Rosedale
                    Voice: (617) 399-6935
                    Fax:   (617) 399-6930


          or at such other address as the parties each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Warrant be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

          11.3 Indemnification. If the Company fails to make, when due, any payments provided for in this Warrant, the Company shall pay to the Holder hereof (a) interest at the Agreed Rate on any amounts due and owing to such Holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such Holder in collecting any amounts due hereunder. The Company shall indemnify, save and hold harmless the Holder hereof and the Holders of any

Warrant Stock issued upon the exercise hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from any default hereunder by the Company or the enforcement of its rights hereunder as against the Company. This indemnification provision shall be in addition to the rights of such Holder or Holders to bring an action against the Company for breach of contract based on such default hereunder.

          11.4 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company and nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

          11.5 Remedies. Each Holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

          11.6 Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.

          11.7 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Holder. Notwithstanding the foregoing, without a Holder's written consent no such modification, amendment or waiver shall affect adversely such Holder's rights hereunder in a discriminatory manner inconsistent with its adverse effects on rights of other Holders hereunder (other than as reflected by the different number of shares of Warrant Stock held by such Holders). This Warrant cannot be changed, modified, discharged or terminated by oral agreement.

          11.8 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          11.9 Headings. The headings and other captions in this Warrant are for the convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Warrant.

          11.10 Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          11.11 Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE COMPANY AND SILVER POINT ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION AGREEMENTS OR THE TRANSACTIONS RELATED THERETO.

          11.12 Aggregation of Stock. All Warrant Stock held by or acquired by Affiliated Persons will be aggregated together for the purpose of determining the availability of any rights under this Warrant.

          11.13 Entire Agreement. This Warrant contains the entire agreement with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, with respect to the subject matter hereof.

                            [Execution Page Follows]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Original Issue Date.

                                            NAVISITE, INC.


                                            By: /s/ John J. Gavin, Jr.
                                                -------------------------------
                                                John J. Gavin, Jr.
                                                CFO

                                     ANNEX A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares of Common Stock of NaviSite, Inc. and herewith makes payment therefor in __________, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is _____________________________________________
____________________________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                                            ------------------------------------
                                            (Name of Registered Owner)


                                            ------------------------------------
                                            (Signature of Registered Owner)

                                            ------------------------------------
                                            (Street Address)

                                            ------------------------------------
                                            (City) (State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                     ANNEX B

                                 ASSIGNMENT FORM

          FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

                               No. of Shares of
Name and Address of Assignee     Common Stock
----------------------------   ----------------


and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of NaviSite, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:                                  Print Name:
       ------------------------------               ----------------------------


Signature:                              Witness:
           --------------------------            -------------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.